UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2000



                        OMNI ENERGY SERVICES CORP.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           LOUISIANA              0-23383         72-1395273
 (STATE OR OTHER JURISDICTION   (COMMISSION    (I.R.S. EMPLOYER
       OF INCORPORATION)       FILE NUMBER)   IDENTIFICATION NO.)




                           4500 NE INTERSTATE 49
                         CARENCRO, LOUISIANA 70520
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                              (318) 896-6664
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                              NOT APPLICABLE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)











ITEM 5.  OTHER EVENTS.

       On April 14, 2000, OMNI Energy Services Corp issued the press release attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (b)  Exhibits.

       99   Press release issued by OMNI Energy Services  Corp on April 14,
            2000



                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 OMNI ENERGY SERVICES CORP



                                 By:  /s/ Peter H. Nielsen
                                     --------------------------------------
                                      Peter H. Nielsen
                                      Executive Vice President,
                                      Chief Financial Officer
                                      and Treasurer